                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                       SUPPLEMENT, DATED JANUARY 11, 2001

                                       TO

             STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2000

On January 10, 2001, Planholders with voting rights with respect to Prudential's Gibraltar Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information replaces the information in the May 1, 2000 Statement of Additional Information section titled "Investment Advisory and other Services--Prudential" on page 9 (other than the information about the Administrative Services Agreement, which remains unchanged):

Prudential Investments Fund Management LLC ("PIFM") serves as overall investment adviser of the Fund. The Fund pays PIFM an advisory fee equal to 0.125% per year of the average daily net assets of the Fund. Under a previous agreement, under which Prudential itself served as investment adviser, the Fund paid Prudential $480,403 in 1999, $404,800 in 1998, and $390,676 in 1997.

The Fund operates under a manager-of-managers structure. PIFM is authorized to select (with approval of the Board's independent directors) one or more subadvisers to handle the actual day-to-day investment management of the Fund. PIFM monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PIFM will continue to be satisfied with the performance record of the existing subadviser and not recommend any additional subadvisers. PIFM is also responsible for allocating assets among the subadvisers if the Fund were to have more than one subadviser. In those circumstances, the allocation for each subadviser could range from 0% to 100% of the Fund's assets, and PIFM can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential.

The current order imposes the following conditions:

  1. PIFM will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

  2. Before the Fund may rely on the order, the operation of the Fund in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Fund to the public.

  3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Fund's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

  4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

  5. No director or officer of the Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

  6. PIFM will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PIFM other than by reason of serving a subadviser to the Fund (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

  7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in
     Section 2(a)(19) of the Investment Company Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

  8. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PIFM or the Affiliated subadviser derives an inappropriate advantage.

The Fund intends to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PIFM, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

The agreement between the Fund and PIFM, which was approved by the Board on August 22, 2000 and by shareholders on January 10, 2001, provides that: PIFM will administer the Fund's business affairs and supervise the Fund's investments and PIFM may engage one or more subadvisers for the Fund, which will have primary responsibility for determining what investments the Fund will purchase, retain, and sell; PIFM (or the subadviser, acting under PIFM's supervision) will select brokers to effect trades for the Fund, and may pay a higher commission to a broker that provides research services; PIFM will pay the salaries and expenses of any employee or officer of the Fund (other than the fees and expenses of the Fund's independent directors), all expenses incurred by PIFM in connection with managing the Fund's business except expenses covered by the Fund under the agreement, registration expenses, prospectus and sales literature expenses, shareholder report expenses, legal and auditing expenses, shareholder meeting expenses, and custodial expenses; the Fund will pay the fees and expenses of the Fund's independent directors, brokers' commissions, taxes, insurance expenses, litigation and indemnification expenses, other extraordinary expenses, and certain distribution expenses; PIFM will pay any subadvisory fee; PIFM may replace a Portfolio's subadviser or amend a subadvisory agreement; and if a Portfolio has more than one subadviser, PIFM will determine the allocation of assets among the Portfolio's subadvisers. The agreement may be terminated by either party on not more than 60 days written notice.

Jennison Associates LLC ("Jennison") serves as the subadviser for the Fund. PIFM pays Jennison a fee equal to 0.0625% annually of the assets under Jennison's management. The agreement among the Fund, PIFM and Jennison provides that: Jennison will provide day-to-day management of the portion of the Fund allocated to it; Jennison will select brokers to effect trades for the Fund and may pay a higher commission to a broker that provides research services; Jennison will maintain certain books and records on behalf of the Fund; and PIFM will be responsible for compensating Jennison for its services out of the investment advisory fee PIFM receives from the Fund. The agreement permits the Fund, PIFM or Jennison to terminate the agreement on not more than 60 days written notice.

The Fund, PIFM and Jennison have all adopted codes of ethics which have been approved by the Board of Directors of the Fund. The codes permit personnel subject to them, including the portfolio managers, to invest in securities for their personal account, including securities that may be purchased or held by the Fund. The codes, however, include protective provisions that prohibit certain investments and implement certain black-out periods, i.e., periods during which personnel may not make certain investments.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                       SUPPLEMENT, DATED JANUARY 11, 2001

                                       TO

                         PROSPECTUS, DATED MAY 1, 2000

On January 10, 2001, Planholders with voting rights with respect to Prudential's Gibraltar Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information replaces the information in the May 1, 2000 prospectus section titled "Fund Management" on page 5 (other than the table listing 1999 Fund expenses):

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of the Fund. PIFM monitors the sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether the sub-adviser's agreement should be renewed, terminated or modified. If the Fund were to have more than one sub-adviser, PIFM would be responsible for allocating assets among the sub-advisers. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

Jennison Associates LLC ("Jennison"), a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Fund. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients. Jennison's fee is paid by PIFM out of the fee that PIFM receives from the Fund.

Jeffrey Siegel has been portfolio manager of the Fund since 2000. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University.

                                      S-1